UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2007
CINTEL CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-100046 (Commission File Number)	52-2360156 (I.R.S. Employer Identification Number)

9900 Corporate Campus Drive, Suite 3,000, Louisville, KY 40223
(Address of principal executive offices) (zip code)

(502) 657-6077
(Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 19, 2007, Cintel Corp. (the “Company”) entered into a convertible bonds subscription agreement pursuant to which the Company purchased convertible debentures in an aggregate principal amount of Korean Won 37,000,000,000 (approximately USD$38,000,000) (the “Debentures”) issued by STS Semiconductor & Telecommunications Co., Ltd. (“STS”). The Debentures were issued in the principal amount of Korean Won 27,000,000,000 (approximately USD$28,000,000) and Korean Won 10,000,000,000 (approximately USD$10,000,000) and bear interest at the compounded rate of 0% and 4% per annum, respectively; provided however, if the Bond is not converted during the period commencing on the issuance date through one month prior to the maturity date, STS shall guarantee a compounded interest rate of 4% and 8% per annum, respectively. The Debenture issued in the principal amount of USD$28,000,000 matures on April 20, 2009 and the Debenture in the principal amount of USD $10,000,000 matures on April 20, 2012. Upon the occurrence of an event of default under the terms of the Debentures, the interest rate shall be 19%. The Debentures are convertible into shares of common stock of STS, at the option of the holder at a rate of approximately $8.66 per share.

At any time after April 20 2008, if the closing price of STS remains higher than 135% of the conversion price then in effect for thirty consecutive trading dates of the KOSDAQ and the Company shall not have exercised its Conversion Rights during such thirty day period, on the trading date immediately following the end of such thirty day period, STS may send a notice requesting the Company to exercise its conversion right within five (5) trading dates from the date of receipt of such notice. If the Company fails to exercise its conversion right during such five (5) day period, STS may redeem all or some of the issued and outstanding Debentures at 100% of the principal amount of the Bonds without any interest or premium thereon.

On April 25, 2007, the Company issued a press release with respect to the foregoing transaction, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.

Exhibit Number	Description
10.1	Convertible Bonds Subscription Agreement entered into as of April 19, 2007
10.2	Convertible Bonds Subscription Agreement entered into as of April 19, 2007

SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTEL CORP.

Dated: April 25, 2007	By:	/s/ Sang Don Kim
Sang Don Kim
Chief Executive Officer